UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2011

EMPIRE RESORTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-12522	13-3714474
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Monticello Casino and Raceway, Route 17B, P.O. Box 5013, Monticello, NY		12701
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (845) 807-0001
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 16, 2011, Empire Resorts, Inc., a Delaware corporation (the “Company”), filed an Amended and Restated Certificate of Incorporation (the “Amended Charter”) with the Secretary of State of the State of Delaware.  The Amended Charter amended the Company’s prior Amended and Restated Certificate of Incorporation, as amended (the “Prior Charter”), by: (1)  increasing the Company’s authorized capital stock from 100 million shares, consisting of 95 million shares of common stock, par value $0.01 per share (“Common Stock”), and 5 million shares of preferred stock, par value $0.01 per share (“Preferred Stock”), to a total of 155 million shares, consisting of 150 million shares of Common Stock and 5 million shares of Preferred Stock (the “Authorized Capital Amendment”); and (2) eliminating the classified board provisions and providing for the annual election of all directors (the “Declassification Amendment”).

The information contained in Item 5.07 of this Current Report on Form 8-K is incorporated herein by reference. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Charter attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07.                      Submission of Matters to a Vote of Security Holders.

On February 16, 2011, the Company held a special meeting of stockholders (the “Meeting”) for the purpose of approving the Authorized Capital Amendment and the Declassification Amendment.

The total number of votes cast in person or by proxy at the Meeting was 55,796,491, representing approximately 79.7% of the 70,044,920 votes entitled to be cast at the Meeting.  Each of the matters submitted to a vote of the Company’s stockholders at the Meeting was approved by the requisite vote of the Company’s stockholders.  Set forth below is the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to each such matter.

Proposal 1

Approval of the Authorized Capital Amendment:

For	Against	Abstentions	Non-Votes
39,589,025	307,754	35,083	15,864,629

Proposal 2

Approval of the Declassification Amendment:

For	Against	Abstentions	Non-Votes
54,669,240	1,018,358	108,893	--

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of the Company, filed on February 16, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPIRE RESORTS, INC.

Dated: February 16, 2011	By:	/s/ Joseph A. D’Amato
	Name:	Joseph A. D’Amato
	Title:	Chief Executive Officer

Exhibit Index

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of the Company, filed on February 16, 2011.